EXHIBIT 10.2
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                   [LOGO] PENN VIRGINIA OIL & GAS CORPORATION




March 9, 2004

GMX Resources Inc.
One Benham Place, Suite 600
9400 North Brodway
Oklahoma City, Oklahoma 73114

Attention:  Mr Kyle Kenworthy

Re:  Second Amendment to Participation Agreement
     Dated December 5, 2003
     Blocker Prospect
     Harrison and Panola Counties, Texas

Gentlemen:

Please refer to the Participation Agreement dated December 5, 2003 ("Agreement") between Penn Virginia Oil & Gas Corporation ("PVOG") and GMX Resources Inc. Expedition Natural Resources Inc. and Endeavor Pipeline, Inc. (herein collectively called "GMX"). Both PVOG and GMX agreed to negotiate and insert Exhibit "G" in the Agreement.

Please acknowledge your receipt of the revised Exhibit "G" by signing in the acceptance space provided on the next page and return one copy of this letter to my attention.



Very truly yours,

Penn Virginia Oil & Gas Corporation


/s/ Edward L. Johnson
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Edward L. Johnson
Senior Landman

Agreed to and Accepted this 22nd day of March, 2003.

GMX Resources Inc.
Expedition Natural Resources Inc.
and Endeavor Pipeline, Inc.



By: /s/ Ken L. Kenworthy
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Printed Name: Ken L. Kenworthy
Title: CFO









ELJ
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